UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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MOELIS & COMPANY

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Your Vote Counts! MOELIS & COMPANY 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET MOELIS & COMPANY 399 PARK AVENUE, 5TH FLOOR NEW YORK, NY 10022 D40018-P53046 You invested in MOELIS & COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 3, 2021 8:30 AM EDT vote without entering a control number Offices of Moelis & Company 399 Park Avenue New York, NY 10022 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Kenneth Moelis 04) Yolonda Richardson For 02) Eric Cantor 05) Kenneth L. Shropshire 03) John A. Allison IV 2. To approve, on an advisory basis, the compensation of our Named Executive Officers. For 3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40019-P53046